UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2017

Chiasma, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37500	76-0722250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Wyman Street, Suite 250 Waltham, MA		02451
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 928-5300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02	Results of Operations and Financial Condition.

On August 10, 2017, Chiasma, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2017 and providing a business update. The full text of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

On August 10, 2017, the Company issued a press release announcing its receipt of a Special Protocol Assessment (SPA) agreement with the U.S. Food and Drug Administration (FDA). In this press release, the Company reported its cash and investments balance as of June 30, 2017 (the “Financial Information”). The Financial Information included in Exhibit 99.2 attached hereto is incorporated under this Item 2.02 by reference.

The information under this Item 2.02 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure

On August 10, 2017, the Company conducted a conference call concerning its receipt of a Special Protocol Assessment (SPA) agreement with the U.S. Food and Drug Administration (FDA). As part of this conference call, the Company delivered the slide presentation furnished as Exhibit 99.3 and incorporated herein by reference herein.

The information under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On August 4, 2017, the Company received notice of a Special Protocol Assessment (SPA) agreement with the U.S. Food and Drug Administration (FDA) with respect to a Phase 3 clinical trial for oral octreotide capsules for the maintenance therapy of adult patients with acromegaly. On August 10, 2017, the Company issued a press release announcing its receipt of the SPA agreement with the FDA. A copy of this press release is attached hereto as Exhibit 99.2 and, other than the Financial Information, which is furnished as set forth in Item 2.02 of this Current Report on Form 8-K, is incorporated herein by reference

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release of Chiasma, Inc. (concerning financial results) dated August 10, 2017

99.2	Press Release of Chiasma, Inc. (concerning the SPA agreement) dated August 10, 2017

99.3	Slide Presentation of Chiasma, Inc. dated August 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2017	Chiasma, Inc.

	By:	/s/ Mark J. Fitzpatrick
Mark J. Fitzpatrick
President, Chief Executive Officer, and Director